EXHIBIT 99.1

NEWS MEDIA CONTACT:

Sears Holdings Public Relations

(847) 286-8371

FOR IMMEDIATE RELEASE:

August 28, 2012

SEARS HOLDINGS CORPORATION BOARD OF DIRECTORS ESTABLISHES SEPTEMBER 7, 2012 AS

RECORD DATE FOR DISTRIBUTION OF SUBSCRIPTION RIGHTS TO EFFECT SEPARATION OF

ITS SEARS HOMETOWN AND OUTLET BUSINESSES

HOFFMAN ESTATES, Ill – August 28, 2012. Sears Holdings Corporation (NASDAQ: SHLD) today announced that its board of directors approved the rights offering transaction pursuant to which Sears Holdings intends to effect the separation of its Sears Hometown and Outlet Stores, Inc. (“Sears Hometown”) subsidiary.

Sears Holdings will distribute transferable subscription rights to purchase common stock of Sears Hometown on a pro rata basis to holders of Sears Holdings common stock, except that holders of Sears Holdings’ restricted stock that is unvested as of the record date will receive cash awards in lieu of subscription rights. The cash awards granted to holders of Sears Holdings restricted stock will be subject to vesting requirements.

The distribution will be made to Sears Holdings’ stockholders of record as of the close of business on September 7, 2012, the record date for the distribution. The date of the actual distribution of the subscription rights is expected to be set by the board of directors prior to the record date.

In the distribution, Sears Holdings stockholders will receive one transferable subscription right for each share of Sears Holdings common stock held as of the close of business on the record date. The number of subscription rights that will be required to purchase a share of Sears Hometown common stock from Sears Holdings is expected to be determined on the record date by dividing the number of shares of Sears Hometown common stock then outstanding by the number of shares of Sears Holdings’ common stock then outstanding (less the number of shares of Sears Holdings’ unvested restricted stock). Fractional shares or cash in lieu of fractional shares will not be issued in the rights offering. Instead, fractional shares resulting from the exercise of subscription rights will be eliminated by rounding down to the nearest whole share.

The exercise price of the subscription rights will be $15.00 per whole share of Sears Hometown.

Additionally, holders of subscription rights who fully exercise all of their subscription rights may also make a request to purchase additional shares of Sears Hometown common stock, through the exercise of the over-subscription privilege, although we cannot assure that any over-subscriptions will be filled. The subscription rights are transferable and are expected to be listed on the NASDAQ Capital Market under the symbol “SHOSR.”

Following the separation, Sears Holdings will continue to be listed on the NASDAQ Global Select Market under the symbol “SHLD,” while Sears Hometown expects to list its common stock on the NASDAQ Capital Market under the symbol “SHOS.” We expect that from a date determined by NASDAQ through the distribution date, there will be two markets in Sears Holdings common stock: a “regular-way” market and an “ex-distribution” market. Sears Holdings common stock that trades on the regular-way market will trade with an entitlement to subscription rights on the distribution date. Shares that trade on the ex-distribution market will trade without an entitlement to subscription rights on the distribution date.

The separation is subject to the satisfaction or waiver of a number of conditions described in Sears Hometown’s registration statement. If the conditions are met in accordance with the timing currently contemplated, we continue to expect that the consummation of the rights offering will take place in the third quarter of fiscal 2012. Assuming the subscription rights are exercised in full, upon completion of the separation, Sears Holdings will cease to have any ownership interest in Sears Hometown, and Sears Hometown will become a publicly traded company independent of Sears Holdings.

As part of the separation transactions, Sears Hometown expects to enter into an asset-based senior secured revolving credit facility with a group of financial institutions to provide (subject to availability under a borrowing base) for aggregate maximum borrowings of $250 million. Sears Hometown currently expects to draw $100 million under this facility to pay a cash dividend to Sears Holdings prior to its separation from Sears Holdings which will constitute a portion of the $446.5 million in anticipated gross proceeds to Sears Holdings from the separation transactions.

When available, copies of the prospectus relating to the proposed rights offering may be obtained from: Georgeson Inc., 199 Water Street, 26th Floor, New York, NY 10038-3560, (866) 695-6074 (toll-free).

A registration statement relating to these securities has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward-Looking Statements

This press release contains forward-looking statements about our expectations for the separation of Sears Hometown and Outlet Stores, Inc., including the intended structure and timing of the transaction, and the amount we expect to receive as a result of the transaction. Forward-looking statements are subject to risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changes in our accounting and other assumptions with respect to the value of Sears Hometown and Outlet Stores, Inc.; the actual valuation of Sears Hometown and Outlet Stores, Inc. by our stockholders and other third parties; the operational and financial profile of Sears Holdings Corporation or any of its businesses and Sears Hometown and Outlet Stores, Inc. after giving effect to the separation; the ability of Sears Hometown and Outlet Stores, Inc. to operate as an independent entity, including its ability to source merchandise on acceptable terms; the extent to which our largest stockholder, ESL, actually exercises its rights to purchase shares of Sears Hometown and Outlet Stores, Inc.; the extent to which Sears Hometown and Outlet Stores, Inc. is able to enter into the secured revolving credit facility; the extent to which we are able to complete the transaction on terms that are favorable to us, on the intended timetable or at all; the length of any SEC review of the registration statement; and other factors that impact our business and results of operations. We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available.

About Sears Holdings Corporation

Sears Holdings Corporation is one of the largest broadline retailers with over 3,900 full-line and specialty retail stores in the United States and Canada. Sears Holdings is the leading home appliance retailer as well as a leader in tools, lawn and garden, consumer electronics and automotive repair and maintenance. Sears Holdings is the 2011 ENERGY STAR® Retail Partner of the Year. Key proprietary brands include Kenmore, Craftsman and DieHard, and a broad apparel offering, including such well-known labels as Lands’ End, Jaclyn Smith and Joe Boxer, as well as the Apostrophe and Covington brands. It also has the Country Living collection, which is offered by Sears and Kmart. We are the nation’s largest provider of home services, with more than 15 million service calls made annually. Sears Holdings Corporation operates through its subsidiaries, including Sears, Roebuck and Co. and Kmart Corporation. For more information, visit Sears Holdings’ website at www.searsholdings.com. Twitter: @searsholdings | |Facebook: http://www.facebook.com/SHCCareers

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